SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2001

GRANITE BAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

California	0-27002	93-1011046
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction		Identification No.)
of incorporation)

599 Menlo Drive, Suite 200
Rocklin, California 95765
(Address of principal executive offices)

(916) 315-2020
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 8. Change in Fiscal Year
SIGNATURE

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements

(1) No financial statements are required.

(b)	Pro Forma Financial Information

(1) No pro forma financial information is required.

(c)	Exhibits

Exhibit No.	Exhibit Description

None

Item 8. Change in Fiscal Year

     Effective September 19, 2001, Granite Bay Technologies, Inc., a California corporation (the “Company”) changed its fiscal year to a 365-day year and changed its fiscal year end to October 31. The Company previously used a manufacturing year of 364 or 371 (372 in a leap year) days with its fiscal year ending on the Saturday nearest to December 31.

     The Company’s wholly owned subsidiary, International DisplayWorks, Inc., a Delaware corporation, also changed its fiscal year to a 365-day year and changed its fiscal year end to October 31 to coincide with audits and preparation of consolidated financial statements of the Company.

     The first report affected by the change in fiscal year will be the Company’s Annual Report on Form 10-K for the period December 31, 2000 to October 31, 2001. The Company is not required to file a transition report for a period of one month or less pursuant to Rule 13(a)-10(d), therefore, the Company will not file a Quarterly Report on form 10-Q for the period July 1, 2001 to July 31, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BAY TECHNOLOGIES, INC., a California Corporation

Dated: September 25, 2001	/s/	STEPHEN KIRCHER
Stephen Kircher, Chief Executive Officer